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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                   FORM 8-A

         FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
         SECTION 12(b) OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934

                             JAVELIN SYSTEMS, INC.
            ------------------------------------------------------

            (Exact name of registrant as specified in its charter)


                Delaware                                  52-1945748
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


2882C Walnut Avenue, Tustin, California                      92780
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(Address of principal executive offices)                   (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.  [_]

Securities to be registered pursuant to Section 12(b) of the Act:

                                           Name of each exchange on which
Title of each class to be so registered    each class is to be registered
---------------------------------------    ------------------------------
               None                                   Not applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
                     --------------------------------------
                                (Title of Class)

                                                              Page 1 of 4 pages.
                                             The Index to Exhibits is at page 4.
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          Reference is made to, and Registrant hereby incorporates by this reference herein, the description set forth under the caption "Description of Capital Stock" at pages 36-38 of the Prospectus included in the Registrant's
Registration Statement on Form SB-2 (Registration No. 333-11217) filed with the
Commission under the Securities Act of 1933, as amended (the "Act"), on August
30, 1996 and as amended by Amendment No. 1 to Form SB-2 filed with the Commission under the Act on October 3, 1996 (as amended, (the "Registration
Statement on Form SB-2").

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
ITEM 2.   EXHIBITS.
 1        Specimen Common Stock Certificate (incorporated by reference to
          Exhibit 4.2 to the Registrant's Registration Statement on Form SB-2)

 2        Amended and Restated Certificate of Incorporation, as amended to date
          (incorporated by reference to Exhibits 3.1 and 3.3 to the Registrant's
          Registration Statement on Form SB-2)

 3 Amended and Restated Bylaws, as amended to date (incorporated by reference to Exhibits 3.2 and 3.4 to the Registrant's Registration
          Statement on Form SB-2)

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                                                              Page 2 of 4 pages.
                                             The Index to Exhibits is at page 4.
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATED:  October 3, 1996                        JAVELIN SYSTEMS, INC.
                                       ------------------------------------
                                                   (Registrant)


                                  By:  /s/ RICHARD P. STACK
                                       ------------------------------------
                                       Richard P. Stack, President and
                                       Chief Executive Officer


                                                              Page 3 of 4 pages.
                                             The Index to Exhibits is at page 4.
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                                 EXHIBIT INDEX

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


       Exhibit Number                              Description
       --------------                              -----------
              1             Specimen Common Stock Certificate (incorporated
                            by reference to Exhibit 4.2 to the Registrant's
                            Registration Statement on Form SB-2)

              2 Amended and Restated Certificate of Incorporation, as amended to date (incorporated by reference to Exhibits 3.1 and 3.3 to the Registrant's
                            Registration Statement on Form SB-2)

              3             Amended and Restated Bylaws, as amended to date
                            (incorporated by reference to Exhibits 3.2 and 3.4 to the Registrant's Registration Statement on Form SB-2)


                                                              Page 4 of 4 pages.
                                             The Index to Exhibits is at page 4.